ADVANCED SERIES TRUST

Advanced Strategies Portfolio

Prospectus and Statement of Additional Information dated May 1, 2009

Supplement dated March 19, 2010

Effective immediately, David Giroux is no longer a Portfolio Manager for AST Advanced Strategies Portfolio.  All references to David Giroux are hereby deleted.  Mark Finn now joins Brian Rogers and John Linehan as Co-Portfolio Managers.

To reflect this change, the following changes will be incorporated into the Prospectus and Statement of Additional Information:

1.	The following is added to the section of the Prospectus under the heading, How the Fund is Managed – Portfolio Managers – AST Advanced Strategies Portfolio.

Mark S. Finn is portfolio manager of the Value Fund and chairman of the fund's Investment Advisory committee.  He is a co-manager of the U.S. Large-Cap Value Strategy and is a member of the U.S. Structured Research Strategy team.  Mr. Finn is a Vice President of T. Rowe Price Group, Inc.

Mr. Finn has 19 years of investment experience, all of which have been with T. Rowe Price.  From 2005 to 2009, Mr. Finn was an equity research analyst specializing in electric power generation, utilities, and coal.  Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division, where he also covered utilities and power generation.  From 1998 to 2001, Mr. Finn worked with the T. Rowe Price Recovery Fund team, where he evaluated financially distressed companies.  Mr. Finn began his career with T. Rowe Price in 1990 in the Finance Division, where he served as controller of T. Rowe Price Investment Services, Inc., and as the principal accounting officer for the T. Rowe Price Realty Income Funds.  Prior to joining the firm, he had five years of auditing experience with Price Waterhouse LLP, where he worked on engagements for both public and private companies.

Mr. Finn earned a B.S. from the University of Delaware and has obtained the Chartered Financial Analyst designation and the certified public accountant accreditation.

2.	Mr. Linehan's bio is hereby deleted and replaced with the following:

John D. Linehan, CFA, is head of the T. Rowe Price Equity Division, chairman of the Equity Steering Committee, and a member of the firm's Management Committee.  He is also a portfolio manager in the U.S. Equity Division.  Mr. Linehan is president of the Value Fund and a member of the fund's Investment Advisory Committee.  He is also co-chairman of the Institutional Large-Cap Value Fund.  Mr. Linehan is a vice president of T. Rowe Price Group, Inc.

Mr. Linehan has 20 years of investment experience, 11 of which have been at T. Rowe Price.  He started at the firm in 1998 as an equity analyst covering the paper and forest products and airline industries.  Between 1990 and 1996, he was an executive in the oil trading and consulting industry, first as vice president and managing director for Delaney Petroleum, then as vice president and managing director for E.T. Petroleum.  He began his investment career in 1987 while at Bankers Trust NY Corporation, where he served as an associate in mortgage-backed securities trading.

Mr. Linehan attended Amherst College, where he earned a B.A. in economics.  He earned an M.B.A. from Stanford University Graduate School of Business.  While at Stanford, he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance.  He also has earned the Chartered Financial Analyst designation.

3.
 The section of the SAI entitled "Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts & Fund Ownership is hereby revised by including the following information pertaining to Mr. Finn in the table entitled "Portfolio Managers:  Information About Other Accounts:

Portfolio Manager	Registered Investment Companies/Total Assets (in millions)	Other Pooled Investment Vehicles/Total Assets (in millions)	Other Accounts/Total Assets (in millions)	Fund Ownership
Mark S. Finn	7/$10,107.6	None	1/$74.6	None
John D. Linehan	3/$704.8	1/$215.4	28/$2,679.8	None

Information in this table is provided as of December 31, 2009.

ASTSUP11